Exhibit 10.1

FIRST AMENDMENT
TO THE
CONSTRUCTION PARTNERS, INC. 2018 EQUITY INCENTIVE PLAN

This First Amendment (this “Amendment”) to the Construction Partners, Inc. 2018 Equity Incentive Plan the (“Plan”) is effective as of May 24, 2019 (the “Effective Date”).

1.           The last sentence of Section 5(d)(ii) of the Plan is hereby deleted and replaced in its entirety with the following sentence:

“The foregoing limit may be multiplied by two with respect to Awards granted in the calendar year in which a Non-Employee Director is first granted Awards.”

2.           Except as specifically set forth herein, all other terms and conditions contained in the Plan shall remain unchanged and shall continue in full force and effect.

IN WITNESS WHEREOF, the Compensation Committee of the Board of Directors of Construction Partners, Inc. has caused this Amendment to become effective as of the Effective Date.

CONSTRUCTION PARTNERS, INC.

By: /s/ Ned N. Fleming, III
              Ned N. Fleming, III
              Executive Chairman